UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 7, 2005


                              1MAGE SOFTWARE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        COLORADO                       0-12535                84-0866294
        --------                       -------                ----------
(State or other jurisdiction         (Commission            (I.R.S. Employer
    of incorporation)                File Number)         Identification Number)


6025 S. Quebec Street, Suite 300   Englewood, Colorado          80111
--------------------------------   -------------------          -----
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (303) 694-9180
                                                    ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Former Independent Certifying Accountant

      On June 7, 2005, Mr. Robert Wiegand II, Chairman of the Audit Committee of the Board of Directors of the Company, and Mr. David DeYoung, President of the Company, received a letter from BKD, LLP ("BKD"), the Company's independent accountants, informing them that BKD declined to issue any additional engagement letters to provide services to the Company and that the Company would need to retain another CPA firm.

      BKD's reports on the Company's financial statements as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except in connection with BKD's report rendered on February 25, 2005 in connection with the Company's 2004 Annual Report on Form 10-K, which contained a "going concern" modification.

      In connection with BKD's audits of the Company's financial statements for each of the fiscal years ended December 31, 2004 and 2003, and for the period ended March 31, 2005, there were no disagreements between the Company and BKD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which , if not resolved to the satisfaction of BKD, would have caused BKD to make reference to the matter in their reports (a "Disagreement"). During the two most recent fiscal years and during the current fiscal year through June 7, 2005, there have been no "Reportable Events" (as defined in Item 304(a)(1)(v) of Regulation S-K.

      BKD was provided with a copy of this Form 8-K prior to the Company filing it with the Securities and Exchange Commission ("SEC") and was asked to furnish 1mage with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of BKD's letter, dated June 13, 2005 is filed as
Exhibit 16.1 to this Form 8-K.

(b) New Independent Certifying Accountant

      On June 8, 2005, the Audit Committee of the Company's Board of Directors engaged Seigneur Gustafson Knight LLP, Certified Public Accountants, ("SGK") as 1mage's principal independent accountant.

      During the years ended December 31, 2004 and 2003, and through the date of this letter, neither 1mage nor anyone acting on its behalf consulted with SGK regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

      (c) Exhibits

      Exhibit No.

      16.1   Letter from BKD, LLP to the Commission dated June 13, 2005.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:

June 13, 2005                                  1MAGE SOFTWARE, INC.


                                               By:
                                                  ------------------------------
                                                  David R. DeYoung,
                                                  Chief Executive Officer